UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): August 19, 2020

ASHFORD HOSPITALITY TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-31775	86-1062192
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification number)

14185 Dallas Parkway, Suite 1100
Dallas
Texas		75254
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (972) 490-9600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriated box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AHT	New York Stock Exchange
Preferred Stock, Series D	AHT-PD	New York Stock Exchange
Preferred Stock, Series F	AHT-PF	New York Stock Exchange
Preferred Stock, Series G	AHT-PG	New York Stock Exchange
Preferred Stock, Series H	AHT-PH	New York Stock Exchange
Preferred Stock, Series I	AHT-PI	New York Stock Exchange

ITEM 8.01     OTHER EVENTS.
As previously disclosed, on May 12, 2020, Ashford New York LP (the “Borrower”), a subsidiary of Ashford Hospitality Trust, Inc. (the “Company”), received an Acceleration Notice from Wells Fargo Bank, National Association, as Trustee for the benefit of the registered holders of J.P. Morgan Chase Commercial Mortgage Securities Trust 2019-EMBSY, Commercial Mortgage Pass-Through Certificates, Series 2019-EMBSY (the “Noteholder”) relating to a loan made on January 22, 2019 to Borrower in the original principal amount of $108,750,000 (the “Loan”). The Loan, together with a senior mezzanine loan in the original principal amount of $26,250,000 and a junior mezzanine loan in the original principal amount of $10,000,000 (the “Mezzanine Loans”) are secured by direct and indirect liens against the Embassy Suites Midtown Manhattan hotel and are non-recourse to the Company. On August 21, 2020, the Company announced that the Embassy Suites Midtown Manhattan hotel was sold subject to the Loan and the proceeds of the sale were used to repay the Mezzanine Loans. As a result, the Company and its subsidiaries have been released from all obligations under the Loan and the Mezzanine Loans.

As previously disclosed, on July 17, 2020, the senior mezzanine lender on the 8-hotel portfolio, consisting of Courtyard Billerica, Hampton Inn Columbus Easton, Hampton Inn Phoenix Airport, Homewood Suites Pittsburgh Southpointe, Hampton Inn Pittsburgh Waterfront, Hampton Inn Pittsburgh Washington, Residence Inn Stillwater and Courtyard Wichita (the “Rockbridge Portfolio”) sent the Company a notice of UCC sale, which provided that the senior mezzanine lender would sell the subsidiaries of the Company that own the respective hotels in a public auction. On August 21, 2020, the Company announced that it had completed a consensual assignment of the entities that own the Rockbridge Portfolio in lieu of a UCC sale. As a result, the Company and its subsidiaries have been released from all obligations under any debt directly or indirectly secured by the Rockbridge Portfolio.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 21, 2020

ASHFORD HOSPITALITY TRUST, INC.

By:	/s/ ROBERT G. HAIMAN
Robert G. Haiman
Executive Vice President, General Counsel & Secretary